UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 22, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2004, providing for the issuance of Fremont Home Loan Trust Mortgage Pass-Through Certificates, Series 2004-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                             None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Fremont Home Loan Trust Mortgage Pass-Through Certificates, Series 2004-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,350,240,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates of its Fremont Home Loan Trust Mortgage Pass-Through Certificates, Series 2004-3 on October 22, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated October 20, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2004, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Aurora Loan Services Inc., as Back-up Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,357,025,228 as of October 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of October 1, 2004, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, Aurora Loan Services Inc., as Back-up Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of October 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and HomEq Servicing Corporation, as Servicer.

99.3

The Radian Guaranty Inc. Master Policy, between Radian Guaranty Inc. and Lehman Brothers Holdings Inc., effective October 22, 2003, ID #22091/Fremont Home Loan Trust Mortgage Pass-Through Certificates, Series 2004-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:     /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: October 22, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of October 1, 2004, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, Aurora Loan Services Inc., as Back-up Master Servicer, The Murrayhill Company, as Credit Risk Manager and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of October 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and HomEq Servicing Corporation, as Servicer.

99.3

The Radian Guaranty Inc. Master Policy, between Radian Guaranty Inc. and Lehman Brothers Holdings Inc., effective October 22, 2003, ID #22091/Fremont Home Loan Trust Mortgage Pass-Through Certificates, Series 2004-3.